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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            BHA Group Holdings, Inc.
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(Name of Registrant as Specified in Its Charter)


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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ] Fee paid previously with preliminary materials

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Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement no.:

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(3)      Filing Party:

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(4)      Date Filed:

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To:           BHA Worldwide

From:         Jim Lund
              President and Chief Executive Officer

Date:         August 2, 2004

Subject:      Update on GE Energy Acquisition of BHA Group

Since my last report, I am pleased to advise that GE Energy and BHA Group have made considerable progress towards completing the acquisition first announced to you on June 1st. At that time, I advised that the closing of the acquisition was subject to, among other customary closing conditions, both regulatory and stockholder approvals and that the deal was expected to be completed at the end of summer. During the past few weeks, we have received all of the necessary regulatory approvals required to move forward with the deal. A meeting of BHA stockholders has been scheduled for August 27, 2004 where stockholders of record as of the close of business on July 28th will vote on the proposed transaction. Subject to stockholder approval, we would expect to close the transaction and become part of GE Energy shortly thereafter. You will soon be receiving proxy information relating to the stockholder's meeting in the mail.

Over the past several weeks, we have had numerous planning meetings with GE Energy. These meetings have allowed both companies to learn more about each others' product and service offerings, and discuss ways to build on our combined strengths. The energy between our companies is excellent and there appears to be many opportunities for future growth. To all those who have been involved in the acquisition and strategic planning process, we want to express our appreciation and say "thank you" for your assistance to date. I also wish to reiterate that GE currently plans for Kansas City to be the headquarters for their Environmental Services business worldwide.

We believe BHA will have an important role in the organization and development of GE Environmental Services worldwide. There is no question that with the addition of BHA's technical expertise, product technologies and outstanding customer service, we believe we can provide the catalyst for even greater success for GE Environmental Services in the future. Having said this, we must remember that the GE business unit was already successful in achieving excellent growth during the past several years and we must recognize there will be aspects of our company that will change with this pending transaction.

While many details regarding your benefit and retirement programs remain to be decided, we expect our employees will remain on the existing BHA health plan during an interim period after close until we fully transition to GE's benefit program. Also, with respect to your 401(k) and ESOP plans, you will have several options. Subject to the plan, and whether your account balances are pre-tax or after-tax, in addition to lump sum distribution, you may elect to transfer your account balance(s) to a GE plan or roll them over to an Individual Retirement Account . If you transfer your account balance(s) to a GE plan or roll them over to an IRA, you will not have income tax consequences under the I.R.S. code. You should refer to the proxy statement that is being mailed to you for more information about the transaction as a whole and specifically your retirement plans. You will also receive, in the mail, additional detailed information from BHA on the 401(k) and ESOP plans.

Thanks in advance for your continued support and patience during this period.


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Important Legal Information

In connection with the proposed transaction, a definitive proxy statement has been filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive proxy statement has been sent to security holders of BHA seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The definitive proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.